MASTER SERVICES AGREEMENT	**РАМОЧНОЕ СОГЛАШЕНИЕ О ПРЕДОСТАВЛЕНИИ УСЛУГ**
This Master Services Agreement ("***Agreement***") is made and entered into this 1st day of June, 2010 ("***Effective Date***") by and between Cleveland BioLabs, Inc., a Delaware corporation maintaining facilities at 73 High Street Buffalo, NY 14203 ("***CBLI***"), and Incuron, LLC ("***Client***"). This Agreement includes one or more statement(s) of work, separately executed by authorized representatives of the parties, that more fully describe the research and consulting services ("***Services***") to be performed hereunder (each, a "***Statement of Work***"). Each Statement of Work shall be in a form substantially similar to that attached as **Schedule 1** and shall be subject to the terms and conditions of this Agreement.	Настоящее Рамочное соглашение о предоставлении услуг (***«Соглашение»***) заключено 1 июня 2010 года (***«Дата вступления в силу»***) между «Кливленд БиоЛэбс, Инк.» корпорацией в штате Делавер, зарегистрированной по адресу 73 Хай Стрит, г.Буффало, штат Нью-Йорк, 14203 ("***КБЛИ***"), и компанией ООО «Инкурон» (***«Заказчик»***). Настоящее Соглашение включает одно или более технических заданий, составленных отдельно уполномоченными представителями сторон, которые полностью описывают исследовательские и консультационные услуги (***«Услуги»***) подлежащие предоставлению по настоящему Соглашению (каждая именуется ***«Техническое задание»***). Каждое техническое задание должно иметь форму, максимально приближенную к форме, приложенной в качестве **Приложения 1,** и должно подчиняться условиям и положениям настоящего Соглашения.
1. ***Definitions.*** Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified.	1. ***Определения.*** Всякий раз при использовании в настоящем Соглашении, термины, определенные в данном Разделе 1, должны иметь указанные значения.
1.1 "Affiliates" of a party means companies, corporations, partnerships, joint ventures and/or firms which directly or indirectly control, are controlled by or are under common control with such party. For the purposes of this definition "control" (including "controlled by" and "under common control with") as used with respect to any corporation or company, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or company, through the ownership of more than 50% of the voting shares. Notwithstanding the foregoing, in no event shall CBLI and Client be	***1.1*** «Аффилированные компании» сторон означают компании, корпорации, товарищества, совместные предприятия и/или фирмы, которые напрямую или косвенно управляют, управляются или находятся под общим управлением данной стороны. В целях настоящего определения «управлять» (включая «управляются» и «находиться под общим управлением»), используемого в отношении любой корпорации или компании, должно означать обладание, прямое или косвенное, полномочием руководить или обусловливать руководство управлением и

deemed Affiliates for purposes of this Agreement.	политиками данной корпорации или компании посредством владения более 50% акций с правом голоса. Несмотря на вышесказанное, ни в коем случае ни КБЛИ, ни Заказчик не должны рассматриваться как Аффилированные компании в целях настоящего Соглашения.
1.2 "Client Intellectual Property" means any and all Client proprietary material, or any content that Client supplies to CBLI, whether or not incorporated into a Deliverable, including but not limited to: (a) all patent, copyright, trademark and other intellectual property and proprietary rights therein; (b) all methodologies, protocols, processes, techniques, ideas, concepts, trade secrets, systems, discoveries, inventions, work, creations, and know-how embodied in the Client proprietary material or any content that Client supplies to CBLI; and (c) Client Confidential Information.	*1.2* «Интеллектуальная собственность Заказчика» означает весь и любой материал, составляющий собственность Заказчика, или любую информацию, предоставляемую Заказчиком компании КБЛИ, независимо оттого, включена она в Конечный продукт или нет, включая, но не ограничиваясь следующим: (а) все патенты, авторские права, товарные знаки и другая интеллектуальная собственность и права собственности на них; (b) все методики, протоколы, техпроцессы, технологии, идеи, концепции, коммерческие тайны, системы, открытия, изобретения, работы, разработки и ноу-хау, включенные в материалы, составляющие собственность Заказчика, или любую информацию, предоставляемую Заказчиком компании КБЛИ; и (c) Конфиденциальная информация Заказчика.
1.3 "Deliverables" means the results of the Research or Services, as applicable, that are to be delivered by CBLI to Client pursuant to the Statement of Work, as expressly set forth under Exhibit A.	*1.3* «Конечный продукт» означает результаты Исследований или Услуг, согласно применению, которые должны быть предоставлены компанией КБЛИ Заказчику в соответствии с Техническим заданием согласно Приложению А.
1.4 "Patent Rights" means those patents and patent applications that list CBLI as the assignee or which CBLI has licensed and all foreign counterparts, continuations, divisions, extensions, re-examinations and reissues thereof, which trace their earliest priority filing date by unbroken lineage to any of such patent or patent applications.	*1.4* «Патентные права» означают патенты и патентные заявки, по отношению к которым компания КБЛИ является правопреемником, или на которые компания предоставила лицензии, и все их иностранные прототипы, продолжающиеся заявки, выделения, продления, повторные экспертизы и переиздания, которые прослеживают их самую раннюю дату регистрации приоритета по непрерывной линии происхождения в отношении данного патента или заявок на патент.
1.5 "Research" means the research,	*1.5* «Исследования» означает

investigation, study and/or examinations performed as part of the Services set forth in the Statement of Work appended hereto as Exhibit A, and made part of this Agreement.	исследования, изыскания, изучения и/или наблюдения, произведенные как часть Услуг, указанных в Техническом задании, прилагаемом к настоящему документу в качестве Приложения А, и составляющем часть настоящего Соглашения.
1.6 "Results" means any research and development information, inventions and/or discoveries, whether patentable or not, know-how, protocols, procedures, composition of matter, raw and analyzed data, methods, technical data and information generated or developed in the course of CBLI providing Services, as applicable, by or on behalf of the parties.	***1.6*** «Результаты» означает любую информацию по исследованиям и разработкам, изобретения и/или открытия, патентоспособные или нет, ноу-хау, протоколы, процедуры, композиции, исходные и анализируемые данные, методы, технические данные и информация, полученная или разработанная в ходе предоставления Услуг компании КБЛИ, согласно применению, сторонами или от их имени.
2 Term. This Agreement shall commence on the Effective Date and shall continue thereafter until completion or termination of the last Statement of Work under this Agreement, or termination of this Agreement in accordance with Article 13, whichever occurs first. The term of each Statement of Work shall be as specified therein.	***2 Срок действия.*** Настоящее Соглашение вступает в силу на Дату вступления в силу и действует до завершения или прекращения действия последнего Технического задания по настоящему Соглашению, или расторжения настоящего Соглашения в соответствии со Статьей 13, в зависимости от того, что наступит раньше. Срок действия каждого Технического задания должен соответствовать сроку, указанному в нем.
3 Research and Consulting Services	***3 Исследовательские и консультационные услуги***
3.1 Statements of Work. Client retains CBLI to consult in the execution, design, management and development of the preclinical program for Incuron's Curaxin technology in the United States. Protocol design, project management, development, conduct work and administrative services related thereto will be carried out as set forth in the attached Statements of Work, with such timetables, budgets and performance criteria as the parties agree in writing.	***3.1 Техническое задание.*** Заказчик приглашает компанию КБЛИ для консультирования по исполнению, проектированию, управлению и разработке доклинической программы по кураксиновой технологии (Curaxin technology) компании «Инкурон» в Соединенных Штатах. Протокол исследования, управление проектом, разработка, работы и административные услуги, связанные с ними, должны исполняться согласно указаниям в прилагаемом Техническом Задании с графиками, бюджетами и критериями исполнения, согласованными сторонами в письменной форме.

3.2 Change Orders. Any material changes to a Statement of Work or the scope or nature of Services to be rendered thereunder shall require a written change order, in a form substantially similar to that attached as **Schedule 2** ("***Change Order***"), signed by an authorized representative of each party. Such changes may result in adjustments to the applicable fees and/or delivery schedule as reasonably agreed upon by the parties unless otherwise expressly provided for hereunder. CBLI will not be obligated to work on any change until the parties have agreed in writing upon the impact of such change on the fees and/or delivery schedule.	***3.2 Распоряжения о внесении изменений***. Любые существенные изменения Технического задания или объема или характера Услуг, подлежащих предоставлению в соответствии с данным Техническим заданием, требуют оформления письменного распоряжения о внесении изменений в форме, максимально приближенной к форме, прилагаемой в качестве **Приложения 2** («***Распоряжение о внесении изменений***»), подписанного уполномоченным представителем каждой стороны. Такие изменения могут привести к изменению применяемых сборов и/или графика поставки согласно соответствующей договоренности сторон, если настоящим Соглашением не предусмотрено иное. Компания КБЛИ не обязана оформлять изменение, пока стороны не оформят письменное соглашение относительно влияния данного изменения на сборы и/или график поставки.
3.3 Manner of Rendering Services; Location. CBLI shall retain sole discretion as to the method and means of performing the Services, including but not limited to the designation of personnel to perform the Services.	***3.3 Порядок предоставления услуг; Место предоставления услуг***. Компания КБЛИ оставляет за собой право на принятие решения относительно метода и средств предоставления Услуг, включая без ограничения назначение персонала для предоставления Услуг.
3.4 Acceptance. Upon conclusion of the Services, CBLI shall prepare a written report ("Report") setting forth the particular findings of the Services. Transfer of the Report will be accompanied by signing of Certificate of Services Rendered by both parties, which would confirm rendering of Services in agreed volume and of appropriate quality by CBLI and acceptance by Client. Except as otherwise expressly provided in the applicable Statement of Work, upon receipt of the Report, Client shall review the Report within five (5) business days from the date of the Report delivery by CBLI ("***Review Period***") and, prior to the expiration of the Review Period, Client may provide CBLI with written notice of any material non-compliance of the specific deliverable with the	***3.4 Приемка***. По завершении предоставления Услуг компания КБЛИ подготавливает письменный отчет («Отчет»), в котором приводятся конкретные данные, полученные в результате предоставления Услуг. Передачу заключительного Отчета стороны будут сопровождать подписанием Акта оказания Услуг, которым будет подтверждаться оказание Услуг в согласованном сторонами объеме и соответствующего качества. Если в применяемом Техническом задании явным образом не предусмотрено иное, после получения Отчёта Заказчик имеет пять (5) рабочих дней на рассмотрение Отчёта, («***Период контроля***»), и до истечения Периода контроля Заказчик может предоставить компании КБЛИ письменное извещение о существенном

requirements and agreements set forth in the Statement of Work ("***Defects***") and such notice contains detailed explanation of such Defects. CBLI shall correct such Defects in the manner it determines appropriate on its own expense and return the applicable deliverable to Client as soon as is commercially practicable ("***Revised Work***"), but no later than ten business days. Client shall have two five (5) business days commencing from the date it receives the Revised Work to review the deliverable and verify that CBLI corrected the Defect, provided, that if Client determines that CBLI failed to correct the Defect, the parties shall settle the matter pursuant to the Dispute Resolution set forth in <u>Section 16</u>. Notwithstanding the foregoing, no Defect shall relieve, delay or in any manner alter Client's payment obligations under this Agreement or the applicable Statement of Work, except for Client's payment obligations concerning Revised Work.	несоответствии конкретного Конечного продукта требованиям и договоренностям, указанным в Техническом задании («***Дефекты***»"), с подробным описанием данных Дефектов. Компания КБЛИ должна исправить данные Дефекты по своему собственному усмотрению за свой счет и вернуть соответствующий Конечный продукт Заказчику как можно скорее («***Исправленная работа***»), но не позднее чем через десять (10) рабочих дней. Заказчик имеет в распоряжении пять (5) рабочих дней с момента получения Исправленной работы для проверки Конечного продукта и удостоверения в том, что компания КБЛИ исправила Дефект, при условии, что если Заказчик решит, что компания КБЛИ не исправила Дефект, стороны должны уладить проблему в соответствии с <u>Разделом 16</u> по урегулированию споров. Несмотря на вышесказанное, ни один Дефект не должен освобождать, откладывать или иным способом изменять платежные обязательства Заказчика по настоящему Соглашению или применяемому Техническому заданию за исключением платежных обязательств Заказчика, касающихся Исправленной работы..
3.5 Delays. CBLI shall not be in default of its obligations hereunder or liable for any failure or delay caused by Client or third parties or otherwise due to circumstances beyond CBLI's reasonable control, including but not limited to acts of nature, war, terrorism, strikes, civil disturbances or interruptions in power, communications, transportation or the like. Client shall pay and/or reimburse CBLI, as the case may be, for any additional time (billed on a time-and-materials basis at CBLI's then-current rates), costs and expenses incurred by CBLI as a result of any delays caused by Client. Provided, however, that in the event of a delay not due to circumstances beyond CBLI's control, not otherwise agreed to by the parties hereto and not instituted pursuant to Section 5.1.3, Client shall have a right to offset the amount of 0.1% of the total sum of Statement of Work for each day of delay of delivery of the report related to the delayed Services, but no more than 5% of the total indicated in	***3.5. Задержки***. Компания КБЛИ не должна считаться не выполнившей свои обязательства по настоящему Соглашению или отвечать за нарушение или задержку по вине Заказчика или третьих сторон, или вследствие иных обстоятельств, не контролируемых компанией КБЛИ, включая, но не ограничиваясь ими, стихийные бедствия, войны, терроризм, забастовки, гражданские беспорядки или перебои в работе системы энергоснабжения, коммуникаций, транспортировки или аналогичные обстоятельства. Заказчик должен заплатить и/или компенсировать компании КБЛИ, в зависимости от обстоятельств, дополнительное время (при выставлении счета на основе оплаты стоимости затрат рабочего времени и материалов по текущим тарифам КБЛИ), издержки и расходы, понесенные компанией КБЛИ в результате задержек по вине Заказчика.

Statement of Work.	Принимая во внимание, что в случае задержки, произошедшей по обстоятельствам не регулируемым КБЛИ, и действия при этих обстоятельствах не оговорены сторонами в настоящем документе и не описаны в разделе 5.1.3, у Заказчика должно быть право возмещения в размере 0,1% от общей суммы Технического задания за каждый день просрочки предоставления отчета по задержке в оказании Услуг, но не более 5% от суммы Технического задания.
3.6. Client shall not be in default of its obligations hereunder or liable for any failure or delay due to circumstances beyond Client's reasonable control including but not limited to acts of nature,war, terrorism,strikes, civil disturbances,or interruptions in power,communications, transportation or the like.	***3.6.*** Заказчик не должен считаться не выполнившим свои обязательства по настоящему Соглашению вследствие обстоятельств, не контролируемых Заказчиком, включая, но не ограничиваясь ими, стихийные бедствия, войны, терроризм, забастовки, гражданские беспорядки или перебои в работе системы энергоснабжения, коммуникаций, транспортировки или аналогичные обстоятельства.
4 Performance Obligations of the Parties.	***4. Обязательства исполнения сторон.***
4.1 Cooperation. Client shall be responsible for performing its obligations, if any, as set forth in the applicable Statement of Work. Each party shall be entitled to rely on all decisions and approvals of the other party in connection with the Services. In addition, Client shall cooperate fully with CBLI and its agents and provide reasonable assistance for CBLI to perform the Services, including but not limited to providing prompt access to Client's personnel, equipment, materials, software, systems, documentation and other information and resources reasonably required by CBLI to perform the Services.	***4.1 Сотрудничество.*** Заказчик должен отвечать за исполнение своих обязательств, при наличии таковых, согласно указанному в соответствующем Техническом задании. Каждая сторона имеет право полагаться на все решения и утверждения другой стороны в связи с Услугами. Кроме того, Заказчик должен во всем сотрудничать с компанией КБЛИ и ее агентами и обеспечивать соответствующую поддержку компании КБЛИ для исполнения Услуг, включая без ограничения предоставление быстрого доступа к персоналу, оборудованию, материалам, программному обеспечению, системам, документации и другой информации и ресурсам Заказчика, требуемые компанией КБЛИ для исполнения Услуг.
4.2 Consent. Each party shall obtain all consents necessary from third parties required for performance under this Agreement and any	***4.2 Разрешение.*** Каждая сторона должна получить все необходимые разрешения третьих сторон, требуемые для работ по

applicable Statement of Work.	настоящему Соглашению и применяемому Техническому заданию.
*5 **Fees and Payment.***	***5 Сборы и оплата.***
5.1 Fees. ***5.1.1*** . Client shall pay to CBLI the fees, expenses and other charges set forth in the applicable Statement of Work. ***5.1.2*** Except as otherwise set forth in the applicable Statement of Work, Client shall pay all amounts due to CBLI within fifteen (15) working days of the date of receipt of the applicable invoice ("***Due Date***"). ***5.1.3*** Amounts due may not be withheld or offset by Client for any reason except as set forth in Section 3.5. All payments shall be made in U.S. dollars. Without limiting any other rights or remedies available to CBLI, if Client fails to pay any amounts by the applicable due date, CBLI shall have the right to suspend performance of the Services and withhold delivery of any Deliverables until such time as full payment is received by CBLI. Client shall pay all collection costs, including but not limited to legal costs, attorneys' fees, court costs and collection agency fees. ***5.1.4*** Any invoice remaining unpaid according to terms set forth in the Statement of Work and in section 5.1.2 of this Agreement shall accrue	***5.1 Сборы.*** ***5.1.1*** Заказчик должен выплатить компании КБЛИ сборы, расходы и другие платежи, указанные в соответствующем Техническом задании. ***5.1.2*** Если в соответствующем Техническом задании не указано иное, Заказчик должен выплатить все суммы, причитающиеся компании КБЛИ, в течение 15 (15) рабочих дней с даты получения соответствующего инвойса (***«Срок платежа»***). ***5.1.3*** Суммы, подлежащие выплате, не могут быть удержаны или зачтены Заказчиком по какой-либо причине, за исключением таковых, приведенных в Разделе 3.5.. Все выплаты производятся в американских долларах. Если Заказчик не выплачивает суммы в соответствующий срок платежа, компания КБЛИ имеет право на приостановление исполнения Услуг и поставки Конечных продуктов без ограничения других прав или средств, доступных компании КБЛИ, пока компании КБЛИ не будет полностью произведена оплата. Заказчик должен оплатить все расходы на взыскания, включая без ограничения расходы на юридическое обеспечение, адвокатские вознаграждения, судебные издержки и сборы агентств по сбору платежей. ***5.1.4*** На любой инвойс, не оплаченный в соответствии с

interest at a rate of one tenth (0.1%) percent per day, but no more than 5% of the total sum of the invoice.	условиями указанными в Техническом задании, а так же в пункте 5.1.2 начисляются пени в сумме 0,1% от суммы инвойса за каждый день просрочки но не более 5% от суммы инвойса.
5.2 ***Taxes***. Client shall be responsible for all applicable federal, state and local sales, use, excise, value-added and other taxes, tariffs and the like based upon or arising in connection with this Agreement, except for any taxes based on CBLI's gross or net income.	***5.2 Налоги.*** Заказчик отвечает за все применимые федеральные, региональные и муниципальные налоги с продажи, налоги за пользование, акцизные налоги, налоги на добавленную стоимость и другие налоги, тарифы и тому подобное на основании или возникающие в связи с настоящим Соглашением за исключением налогов на основании валового или чистого дохода компании КБЛИ.
5.3 Out of Pocket Expenses. All reasonable out-of-pocket expenses incurred by CBLI including expenses for meals, lodging and travel arising from the performance of Services shall be paid by Incuron payable as set forth in Section 5.1. CBLI will provide Incuron with all receipts confirming abovementioned expenses.	***5.3 Текущие расходы***. Все обоснованные текущие расходы, понесенные компанией КБЛИ, включая расходы на питание, проживание и командировочные расходы, возникающие в результате исполнения Услуг, должны быть оплачены компанией Инкурон согласно указаниям в Разделе 5.1. Компания КБЛИ предоставит компании Инкурон все квитанции, подтверждающие вышеуказанные расходы.
6 Limited Warranty.	***6 Ограниченная гарантия.***
6.1 ***Warranties***. Each of CBLI and Client represents and warrants to the other that (a) this Agreement has been duly executed and delivered and constitutes a valid and binding agreement enforceable against such party in accordance with its terms, (b) no authorization or approval from any third party is required in connection with such party's execution, delivery, or performance of this Agreement, and (c) the execution, delivery, and performance of this Agreement does not violate the laws of any jurisdiction or the terms or conditions of any other agreement to which it is a party or by which it is otherwise bound. Further, CBLI warrants that it will provide the Services in a workmanlike and professional manner.	*6.1* ***Гарантии***. Каждая сторона, КБЛИ и Заказчик, представляет и гарантирует другой стороне, что (а) настоящее Соглашение заключено и оформлено надлежащим образом и является действующим соглашением обязательным для исполнения, которое может быть принудительно исполнено в отношении данной стороны в соответствии с его условиями, (b) не требуется разрешения или утверждения третьей стороны в связи с заключением, оформлением или исполнением настоящего Соглашения, и (с) заключение, оформление и исполнение настоящего Соглашения не нарушают законы любой юрисдикции или условия или положения любого другого соглашения, в отношении которого она является одной из сторон, или которое иным образом для нее является обязательным для исполнения.

	Более того, компания КБЛИ гарантирует квалифицированное и профессиональное предоставление Услуг.
6.2 Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS STATED HEREIN, CBLI MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AND PROVIDES THE SERVICES AND DELIVERABLES ON AN "AS IS" BASIS. CBLI, ITS AFFILIATES AND SUBCONTRACTORS HEREBY DISCLAIM ALL OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INFORMATION CONTENT, INTERFERENCE WITH ENJOYMENT AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. CBLI DOES NOT WARRANT OR MAKE ANY REPRESENTATIONS REGARDING THE USE OF THE SERVICES, DELIVERABLES, CBLI INTELLECTUAL PROPERTY OR THE OUTCOMES OBTAINED THEREFROM OR THAT THE SERVICES OR DELIVERABLES, CBLI INTELLECTUAL PROPERTY OR THE OUTCOMES OBTAINED THEREFROM WILL BE CORRECT, ERROR-FREE, FREE OF DEFECT OR SATISFY CLIENT'S REQUIREMENTS. CBLI DOES NOT WARRANT AND IS NOT RESPONSIBLE FOR ANY THIRD PARTY PRODUCTS OR SERVICES. CLIENT EXPRESSLY ACKNOWLEDGES AND AGREES THAT USE OF THE SERVICES, DELIVERABLES, AND CBLI INTELLECTUAL PROPERTY OR THE OUTCOMES OBTAINED THEREFROM IS AT CLIENT'S SOLE RISK.	***6.2 Отказ от ответственности***. ЗА ИСКЛЮЧЕНИЕМ ЧЕТКО ОГОВОРЕННЫХ ГАРАНТИЙ И ЗАЯВЛЕНИЙ В НАСТОЯЩЕМ ДОКУМЕНТЕ, КОМПАНИЯ КБЛИ НЕ ДЕЛАЕТ НИКАКИХ ЗАЯВЛЕНИЙ И НЕ ПРЕДОСТАВЛЯЕТ НИКАКИХ ГАРАНТИЙ, И ПРЕДОСТАВЛЯЕТ УСЛУГИ И КОНЕЧНЫЕ ПРОДУКТЫ НА УСЛОВИИ «КАК ЕСТЬ». НАСТОЯЩИМ КОМПАНИЯ КБЛИ, ЕЕ АФФИЛИРОВАННЫЕ КОМПАНИИ И СУБПОДРЯДЧИКИ ОТКАЗЫВАЮТСЯ ОТ ВСЕХ ОСТАЛЬНЫХ ЗАЯВЛЕНИЙ И ГАРАНТИЙ, ЯВНО ВЫРАЖЕННЫХ, ПОДРАЗУМЕВАЕМЫХ ИЛИ ПРЕДУСМОТРЕННЫХ ЗАКОНОМ, ВКЛЮЧАЯ БЕЗ ОГРАНИЧЕНИЯ ПОДРАЗУМЕВАЕМУЮ ГАРАНТИЮ ГОДНОСТИ ДЛЯ ПРОДАЖИ, ГОДНОСТИ ТОВАРА ДЛЯ ОПРЕДЕЛЕННОЙ ЦЕЛИ, СОДЕРЖАТЕЛЬНОГО НАПОЛНЕНИЯ, ВМЕШАТЕЛЬСТВА В ПОЛЬЗОВАНИЕ И НЕНАРУШЕНИЯ ПРАВ ТРЕТЬИХ СТОРОН. КОМПАНИЯ КБЛИ НЕ ГАРАНТИРУЕТ И НЕ ДЕЛАЕТ НИКАКИХ ЗАЯВЛЕНИЙ ОТНОСИТЕЛЬНО ИСПОЛЬЗОВАНИЯ УСЛУГ, КОНЕЧНЫХ ПРОДУКТОВ, ИНТЕЛЛЕКТУАЛЬНОЙ СОБСТВЕННОСТИ КБЛИ ИЛИ РЕЗУЛЬТАТОВ, ПОЛУЧЕННЫХ НА ОСНОВАНИИ ЭТОГО, ИЛИ ЧТО УСЛУГИ ИЛИ КОНЕЧНЫЕ ПРОДУКТЫ, ИНТЕЛЛЕКТУАЛЬНАЯ СОБСТВЕННОСТЬ КБЛИ ИЛИ РЕЗУЛЬТАТЫ, ПОЛУЧЕННЫЕ НА ЭТОМ ОСНОВАНИИ, БУДУТ ИСПРАВНЫМИ, БЕЗОШИБОЧНЫМИ, БЕЗДЕФЕКТНЫМИ ИЛИ БУДУТ УДОВЛЕТВОРЯТЬ ТРЕБОВАНИЯМ ЗАКАЗЧИКА. КОМПАНИЯ КБЛИ НЕ ГАРАНТИРУЕТ И НЕ ОТВЕЧАЕТ ЗА ПРОДУКЦИЮ ИЛИ УСЛУГИ ТРЕТЬЕЙ СТОРОНЫ. ЗАКАЗЧИК В ПРЯМОЙ ФОРМЕ ПРИЗНАЕТ И СОГЛАШАЕТСЯ, ЧТО ОН ИСПОЛЬЗУЕТ УСЛУГИ, КОНЕЧНЫЕ ПРОДУКТЫ И ИНТЕЛЛЕКТУАЛЬНУЮ СОБСТВЕННОСТЬ КБЛИ ИЛИ

	РЕЗУЛЬТАТЫ, ПОЛУЧЕННЫЕ НА ЭТОМ ОСНОВАНИИ, ИСКЛЮЧИТЕЛЬНО НА СВОЙ РИСК.
7 Limitation of Liability. IN NO EVENT SHALL CBLI, ITS AFFILIATES OR ITS SUBCONTRACTORS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING BUT NOT LIMITED TO ANY DAMAGES FOR LOSS OF PROFITS, BUSINESS OR SAVINGS, LOSS OF USE, BUSINESS INTERRUPTION OR THE LIKE), EVEN IF CBLI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CBLI'S, ITS AFFILIATES' AND/OR ANY OF ITS SUBCONTRACTORS' AGGREGATE LIABILITY FOR ANY CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED THE FEES ACTUALLY PAID TO CBLI IN CONNECTION WITH THE SERVICES UNDER WHICH SUCH ACTION AROSE DURING THE THREE (3) MONTHS IMMEDIATELY PRECEDING THE DATE ON WHICH SUCH ACTION AROSE. THE FOREGOING LIMITATIONS SHALL APPLY REGARDLESS OF THE CAUSE OR THE FORM OF ACTION (WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, WARRANTY OR OTHERWISE) AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.	*7. Ограничение ответственности.* НИ ПРИ КАКИХ УСЛОВИЯХ КОМПАНИЯ КБЛИ, ЕЕ АФФИЛИРОВАННЫЕ КОМПАНИИ ИЛИ ЕЕ СУБПОДРЯДЧИКИ НЕ ОТВЕЧАЮТ ЗА СПЕЦИАЛЬНЫЕ, СЛУЧАЙНЫЕ, КОСВЕННЫЕ, КАРАТЕЛЬНЫЕ ИЛИ ШТРАФНЫЕ УБЫТКИ (ВКЛЮЧАЯ БЕЗ ОГРАНИЧЕНИЯ УБЫТКИ УПУЩЕННОЙ ВЫГОДЫ, УТРАТЫ ДЕЛА ИЛИ НАКОПЛЕНИЙ, УТРАТЫ ВОЗМОЖНОСТИ ПОЛЬЗОВАНИЯ, ОСТАНОВКИ ПРОИЗВОДСТВА ИЛИ АНАЛОГИЧНЫЕ УБЫТКИ), ДАЖЕ ЕСЛИ КОМПАНИИ КБЛИ СООБЩАЛОСЬ О ВОЗМОЖНОСТИ ВОЗНИКНОВЕНИЯ ДАННЫХ УБЫТКОВ. НИ ПРИ КАКИХ УСЛОВИЯХ СОВОКУПНАЯ ОТВЕТСТВЕННОСТЬ КОМПАНИИ КБЛИ, ЕЕ АФФИЛИРОВАННЫХ КОМПАНИЙ И/ИЛИ ЛЮБОГО ИЗ ЕЕ СУБПОДРЯДЧИКОВ ЗА ОСНОВАНИЕ ДЛЯ ИСКА, ВОЗНИКАЮЩАЯ ИЗ ИЛИ В СВЯЗИ С НАСТОЯЩИМ СОГЛАШЕНИЕМ, НЕ ДОЛЖНА ПРЕВЫШАТЬ СБОРЫ, ВЫПЛАЧЕННЫЕ КОМПАНИИ КБЛИ В СВЯЗИ С УСЛУГАМИ, ПО КОТОРЫМ ВОЗНИК ДАННЫЙ ИСК ЗА ТРИ (3) МЕСЯЦА ДО ДАТЫ ПРЕДЪЯВЛЕНИЯ ИСКА. ВЫШЕУКАЗАННЫЕ ОГРАНИЧЕНИЯ ДОЛЖНЫ ПРИМЕНЯТЬСЯ НЕЗАВИСИМО ОТ ОСНОВАНИЯ ИЛИ ФОРМЫ ИСКА (НА ОСНОВАНИИ КОНТРАКТА, ПРАВОНАРУШЕНИЯ, ХАЛАТНОСТИ, ОБЪЕКТИВНОЙ ОТВЕТСТВЕННОСТИ, ГАРАНТИИ ИЛИ ИНОГО), И НЕСМОТРЯ НА НЕИСПОЛНЕНИЕ ОСНОВНОЙ ЦЕЛИ ЛЮБОГО СРЕДСТВА ЗАЩИТЫ ПРАВА.
8 Proprietary Rights.	***8. Имущественные права.***
8.1 Deliverables. Except as provided in	***8.1 Конечные продукты.*** За

Section 8.2 below, and to the extent not considered CBLI Intellectual Property (as defined below), the Deliverables when delivered to Client shall be Client property. CBLI shall have a nonexclusive paid-up right to use the Deliverables for internal reference, product development, education or training purposes, and to use any data and/or other information in the Deliverables, in an aggregate, non-identifying format. CBLI shall not acquire any rights in any Client property used to design or develop the Deliverables, and Client shall not acquire any rights in any CBLI property or information used to design or develop the Deliverables, except, to the extent provided herein and subject to the restrictions set forth in Section 8.4 below, that Client shall have a nonexclusive, perpetual paid-up right to use, in the course of using the Deliverables, any CBLI property or information included in the Deliverable, provided however, all such property or information of CBLI shall be in all respects considered and treated as the proprietary, CBLI Intellectual Property and, as applicable, Confidential Information of CBLI. At the request and cost of Client, CBLI shall execute any documents reasonably required to confirm such rights.	исключениями, предусмотренными в Разделе 8.2 ниже, и в пределах, не рассматриваемых в качестве Интеллектуальной собственности КБЛИ (согласно определению ниже), Конечные продукты при поставке Заказчику должны являться собственностью Заказчика. Компания КБЛИ должна иметь неисключительное оплаченное право на использование Конечных продуктов для внутренней ссылки, разработки продукции, обучения или повышения квалификации, и использование любых данных и/или информации в Конечных продуктах в совокупном виде без идентифицирующих обозначений. Компания КБЛИ не получает права на любую собственность Заказчика, используемую для проектирования или разработки Конечных продуктов, а Заказчик не должен получать права на собственность или информацию КБЛИ, используемую для проектирования или разработки Конечных продуктов, за исключением пределов, оговоренных в настоящем документе и с соблюдением ограничений, указанных в Разделе 8.4 ниже о том, что Заказчик должен иметь неисключительное, постоянное оплаченное право на использование в ходе применения Конечных продуктов любой собственности или информации КБЛИ, включенной в Конечные продукты, однако при условии, что вся эта собственность КБЛИ во всех отношениях должна рассматриваться и обрабатываться как частная собственность, Интеллектуальная собственность КБЛИ и, согласно применению, Конфиденциальная информация КБЛИ. По запросу и за счет Заказчика компания КБЛИ должна оформить любой документ, требуемый с достаточным основанием для подтверждения этих прав.
8.2 Intellectual Property.	***8.2 Интеллектуальная собственность.***
8.2.1 CBLI Intellectual Property. Except with respect to the Deliverables as set forth in Section 8.1, CBLI, or, as applicable, its third party licensors, shall have and at all times retain exclusive ownership in and to all "***CBLI Intellectual Property***" which, shall include,	***8.2.1 Интеллектуальная собственность КБЛИ.*** За исключением Конечных продуктов, согласно указанному в Разделе 8.1, компания КБЛИ, или, согласно применению, ее сторонние лицензиары имеют и всегда сохраняют исключительное

without limitation: (i) all Patent Rights, assays, methodologies, protocols, processes, techniques, ideas, concepts, trade secrets, technologies, systems, discoveries, inventions, work, creations, treatments, compositions of matter, apparatus, cells, proteins, genes, devices, know-how related to CBLI's business or product plans, and any intellectual property rights therein, that were developed, acquired or otherwise obtained by CBLI prior to the Effective Date, (ii) CBLI's proprietary material, or any content that CBLI supplies to Client, whether or not incorporated into a Deliverable, including but not limited to all patent, copyright, trademark and other intellectual property and proprietary rights therein including, without limitation, those inventions and technologies embodied in the Patent Rights (collectively, subsections (i) and (ii) shall be "***CBLI Pre-Existing Intellectual Property***"), (iii) revisions, improvements, modifications, additions, derivative works of or enhancements to the CBLI Pre-Existing Intellectual Property used by CBLI to perform the Services and, subject to and limited by any new CBLI Intellectual Property that is developed, discovered, invented, created, conceived, memorialized or in any manner derived from or are reduced to practice as a result of performing the Services, and (iv) the Residual Knowledge, Research, Results and/or CBLI Confidential Information. Client acknowledges that the foregoing constitute valuable assets of CBLI and shall be treated as Confidential Information pursuant to Article 11. At the request of CBLI and at CBLI's expense, Client shall execute any documents reasonably required to confirm ownership of such rights and to secure proper patent, copyright, trademark or other protection, as appropriate, related thereto.	право собственности на и в отношении всей ***«Интеллектуальной собственности КБЛИ»,*** которая должна включать как минимум: (i) все Патентные права, анализы, методики, протоколы, техпроцессы, технические приемы, идеи, концепции, коммерческие тайны, технологии, системы, открытия, изобретения, работы, произведения, разработки, композиции, аппаратуру, клетки, протеины, гены, приборы, ноу-хау относительно бизнес-планов или планов производства товара КБЛИ и любые права на интеллектуальную собственность, которые были выявлены, получены или приобретены иным способом компанией КБЛИ до наступления Даты вступления в силу, (ii) материал, составляющий собственность КБЛИ, или любое содержимое, поставляемое компанией КБЛИ Заказчику, включенное или нет в Конечный продукт, включая без ограничения все патенты, авторские права, торговые знаки и другую интеллектуальную собственность и права собственности на нее, включая без ограничения изобретения и технологии, содержащиеся в Патентных правах (вместе, подразделы (i) и (ii) должны составлять ***«Ранее существовавшую интеллектуальную собственность КБЛИ»***), (iii) ревизии, улучшения, модификации, дополнения, производные работы или усовершенствования Ранее существовавшей интеллектуальной собственности КБЛИ, используемой компанией КБЛИ для исполнения Услуг, и ограниченные новой Интеллектуальной собственностью КБЛИ, разработанной, открытой, изобретенной, созданной, представленной, документально зафиксированной или полученной иным способом или внедренной в практику в результате исполнения Услуг, и (iv) Остаточные знания, Исследования, Результаты и/или Конфиденциальную информацию КБЛИ. Заказчик признает, что вышеупомянутое является ценным имуществом КБЛИ, и с ним следует обращаться как с Конфиденциальной информацией в соответствии со Статьей 11. По запросу КБЛИ и за счет КБЛИ Заказчик оформляет любые документы, требуемые на достаточном основании для подтверждения

	наличия данных прав и для получения соответствующего патента, авторского права, торгового знака или другого средства защиты относительно этого согласно обстоятельствам.
8.2.2 <u>Client Intellectual Property</u>. Client, or, as applicable, its third party licensors, shall have and at all times retain exclusive ownership in and to all Client Intellectual Property. CBLI acknowledges that the foregoing constitute valuable assets of Client and, as applicable, shall be treated as Confidential Information pursuant to Article 11. At the request of Client and at Client's expense, CBLI shall execute any documents reasonably required to confirm ownership of such rights and to secure proper patent, copyright, trademark or other protection, as appropriate, related thereto. For the avoidance of doubt, if Client supplies any Client Intellectual Property to enable the Services, including without limitation methods, protocols, samples and reagents, CBLI shall not acquire any rights in such intellectual property or materials except to the extent expressly provided herein and as otherwise reasonably necessary to perform the Services Client, or, as applicable, its third party licensors, shall have and at all times retain exclusive ownership in and to all Deliverables, including, with no restrictions, all patents,copyrights, trademarks and other Intellectual Property and its copyrights, including, with no restrictions, inventions and technologies.	***8.2.2 <u>Интеллектуальная собственность Заказчика</u>.*** Заказчик или, в зависимости от ситуации, его сторонние лицензиары должны иметь и всегда сохранять исключительное право собственности на и в отношении Интеллектуальной собственности Заказчика. Компания КБЛИ признает, что вышеупомянутое является ценным имуществом Заказчика и, согласно применению, с ним следует обращаться как с Конфиденциальной информацией в соответствии со Статьей 11. По запросу Заказчика и за счет Заказчика компания КБЛИ должна оформить любые документы, требуемые на достаточном основании для подтверждения наличия данных прав и для получения соответствующего патента, авторского права, торгового знака или другого средства защиты относительно этого согласно обстоятельствам. Во избежание сомнений, если Заказчик предоставляет любую Интеллектуальную собственность Заказчика для обеспечения возможности исполнения Услуг, включая как минимум методы, протоколы, пробы и реагенты, компания КБЛИ не получает права на данную интеллектуальную собственность или материалы, за исключением случаев явно предусмотренных в настоящем документе и в случаях, когда это необходимо на достаточном обосновании для исполнения Услуг. Заказчик или, в зависимости от ситуации, его сторонние лицензиары должны иметь и всегда сохранять исключительное право собственности на и в отношении Конечного продукта, включая без ограничения все патенты, авторские права, торговые знаки и другую интеллектуальную собственность и права собственности на нее, включая без ограничения изобретения и технологии.
8.3 Restrictions.	***8.3 Ограничения.***

8.3.1 ***Restrictions on Use.*** Client shall not use the CBLI Intellectual Property, Research, Confidential Information, Results and/or Deliverables (with respect to the Deliverables, to the extent any of the foregoing CBLI proprietary rights are included therein), or assist or allow others, in any manner that: (a) infringes or misappropriates any third party's rights; (b) reproduce, modify or make derivative works of, reverse engineer, decompile, disassemble or attempt to derive the protocols, methods, techniques, procedures, systems, know-how, raw data and or any of the source code of any of the CBLI Intellectual Property, Research, Confidential Information, Results and/or Deliverables; (c) except as expressly set forth in Section 8.3 rent, lease, lend, sell, sublicense, assign or otherwise transfer any CBLI Intellectual Property, Research, Confidential Information, Results and/or Deliverables to any third party; or (d) modify or remove any proprietary notices or legends placed on or within the CBLI Intellectual Property, Research, Confidential Information, Results and/or Deliverables. Except as permitted in that certain Exclusive Sublicense Agreement dated May 11, 2010 by and between Client and CBLI, CBLI shall not use in any way or assist in the use of the Client's Intellectual Property, including Research or other Confidential Information, Results and/or Deliverables (Deliverables are defined in the part 8.2.2. of this Agreement)	***8.3.1*** ***Ограничения использования.*** Заказчик не должен использовать Интеллектуальную собственность КБЛИ, Исследования, Конфиденциальную информацию, Результаты и/или Конечные продукты (что касается Конечных продуктов, в пределах вышесказанных прав собственности КБЛИ включенных в них), или содействовать или позволять любым другим способом, который: (а) нарушает или незаконно присваивает права третьей стороны; (b) воспроизводит, изменяет или создает производные работы, разрабатывает техническую документацию по готовому изделию, детранслирует, дезассемблирует или пытается получить протоколы, методы, технические приемы, процедуры, системы, ноу-хау, исходные данные и/или любой из исходных кодов любой Интеллектуальной собственности КБЛИ, Исследований, Конфиденциальной информации, Результатов и/или Конечных продуктов; (с) за исключением прямо указанного в Разделе 8.3 сдает в аренду или в наем, одалживает, продает, сублицензирует, переуступает или отчуждает иным способом Интеллектуальную собственность КБЛИ, Исследования, Конфиденциальную информацию, Результаты и/или Конечные продукты третьей стороне; или (d) изменяет или удаляет приписки или надписи о праве собственности на или в Интеллектуальной собственности КБЛИ, Исследованиях, Конфиденциальной информации, Результатах и/или Конечных продуктов. За исключением случаев, оговоренных в строго определенном Соглашении об Эксклюзивной Сублицензии между Заказчиком и КБЛИ, датированным 11 мая 2010 года, компания КБЛИ не должна использовать любым способом или содействовать в использовании Интеллектуальной собственности Заказчика, включающую Исследования, и прочую Конфиденциальную информацию, Результаты и/или Конечные продукты (что касается Конечных продуктов, в смысле, определенном п.8.2.2. настоящего

	Соглашения),
8.3.2 ***Challenge Actions.*** At any time, CBLI shall have the right to terminate immediately this Agreement and/or, at CBLI's sole and absolute discretion, and the license to CBLI Intellectual Property in the Deliverables, and Client shall immediately stop all usage thereof and return, or at CBLI's instruction destroy (the foregoing to confirmed by written certification within five (5) business days' of such termination), if Client directly or indirectly, individually, or in association or in combination with any third party, attacks or contests the validity, enforceability, status, registration of, or the ownership of, or right in or to use the CBLI Intellectual Property, Research, Confidential Information, Results or Deliverables ("***Challenge Action***"). Client shall provide CBLI at least sixty (60) days prior written notice of its intent to initiate any type of Challenge Action and, shall only file such Challenge Action in the state or federal courts of Buffalo, New York. At any time, if Client commences such Challenge Action and a court, regulatory office or other governmental body of competent jurisdiction rules in favor of CBLI with respect to the Challenge Action ("***Challenge Action Resolution***"), in addition to any other rights and remedies available to CBLI at law, in equity or under this Agreement, Client shall: (a) pay any and all of CBLI's attorney's fees and other Challenge Action costs within thirty (30) days of the date of Client's receipt of CBLI's request for such payment; and (b) shall increase the fees amount Client pays to CBLI by an amount equal to ten percent (10%) of the then current fee rate for any Services relating to or arising from any Patent Rights that are the subject of the Challenge Action.	*8.3.2* ***Иски об оспаривании.*** В любое время компания КБЛИ имеет право на немедленное прекращение действия настоящего Соглашения и/или, исключительно на полное усмотрение КБЛИ, и лицензии в отношении Интеллектуальной собственности КБЛИ и Конечных продуктов, и Заказчик должен немедленно приостановить ее использование и вернуть или, по указанию КБЛИ, уничтожить (вышесказанное подлежит подтверждению письменным удостоверением о данном прекращении действия Соглашения в течение пяти (5) рабочих дней), если Заказчик напрямую или косвенно, отдельно или совместно с третьей стороной, оспаривает или опровергает действительность, законность, статус, регистрацию или обладание права на или на использование Интеллектуальной собственности КБЛИ, Исследований, Конфиденциальной информации, Результатов или Конечных продуктов («***Иск об оспаривании***»). Заказчик должен предоставить компании КБЛИ за шестьдесят (60) дней предварительное письменное извещение о своем намерении возбудить любой Иск об оспаривании и должен подать данный Иск об оспаривании только в суды штата или федеральные суды в Буффало, штат Нью-Йорк. В любое время, если Заказчик предъявляет такой Иск об оспаривании, и суд, распорядительное учреждение или другой правительственный орган надлежащей юрисдикции выносит решение в пользу КБЛИ относительно Иска об оспаривании («***Решение по иску об оспаривании***»), в добавление к любым другим правам и средствам защиты права доступным для КБЛИ по закону, по праву справедливости или по настоящему Соглашению, Заказчик должен: (а) оплатить все и любые вознаграждения адвоката КБЛИ и другие расходы по Иску об оспаривании в течение тридцати (30) дней с момента получения Заказчиком запроса КБЛИ о данной оплате; и (b) должен увеличить сумму сборов, которую Заказчик платит КБЛИ на десять процентов (10%) от

	текущей ставки сбора за любые Услуги относящиеся к или обусловленные Патентными правами, которые являются предметом Иска об оспаривании.
8.4 Employees. Client shall not knowingly hire any current or former employee of CBLI if doing so will cause such person to violate the terms of any employment agreement with CBLI unless CBLI consents to such employment. Nothing contained herein shall prohibit Client from hiring any person who responds to a job posting advertised in publications of general circulation. The terms of this Section shall survive for a period of twelve (12) months after any termination or expiration of this Agreement or, with respect to any particular employee, for a period of twelve (12) months after any termination of such employee's employment with CBLI.	***8.4 Сотрудники***. Заказчик не должен намеренно нанимать действующего или бывшего сотрудника компании КБЛИ, если это приведет к тому, что данное лицо нарушит условия трудового соглашения с КБЛИ, пока компания КБЛИ не даст согласия на данное трудоустройство. Ничто содержащееся в настоящем документе не должно запрещать Заказчику нанимать лицо, которое отвечает требованиям объявления о поиске сотрудников, помещенного в изданиях общего распространения. Условия данного Раздела должны оставаться в силе в течение двенадцати (12) месяцев после расторжения или истечения срока настоящего Соглашения или, что касается конкретного сотрудника, в течение двенадцати (12) месяцев после окончания работы по найму данного сотрудника в компании КБЛИ.
8.5 Discoveries. For avoidance of all doubt, except as otherwise expressly provided herein, Client shall not have the right to use, make, sell, import, export, create improvements, modify, enhance and/or create derivative works of the CBLI Intellectual Property ("***CBLI Intellectual Property Developments***"), or have any or all of the foregoing done on its behalf. Notwithstanding the foregoing, if Client does, intentionally or unintentionally, take any of the foregoing actions in breach of this Agreement in addition to all rights and remedies available to CBLI at law, in equity or otherwise provided herein, Client: (a) shall promptly notify CBLI in writing of the nature of the breach including, without limitation, a detailed description of the CBLI Intellectual Property Developments; (b) shall cooperate with CBLI, at Client's cost, to take such measures as CBLI reasonably determines necessary and/or desirable to secure or maintain the applicable CBLI Intellectual Property Developments; and (c) on behalf of itself as well as its respective Affiliates, employees, agents, and contractors, without any further compensation, (i) hereby assign, cede, grant, transfer and set over to CBLI all	***8.5 Открытия***. Во избежание сомнений, за исключением случаев, когда в данном документе прямо предусмотрено иначе, Заказчик не имеет право на использование, создание, продажу, импорт, экспорт, разработку улучшений, изменение, совершенствование и/или разработку производных работ Интеллектуальной собственности КБЛИ («***Разработки интеллектуальной собственности CBLI***»), и не должен совершать все или любое из вышесказанного от его имени. Несмотря на вышесказанное, если Заказчик предпринимает намеренно или ненамеренно одно из вышеуказанных действий в нарушение настоящего Соглашения, в добавление ко всем правам и средствам защиты права доступным для КБЛИ по закону, по праву справедливости или иным способом, предусмотренным в настоящем документе, Заказчик: (а) должен немедленно уведомить КБЛИ в письменной форме о характере нарушения, включая как минимум подробное описание Разработок интеллектуальной собственности КБЛИ; (b) должен сотрудничать с КБЛИ, за счет

worldwide right, title and interest, in, to and under all CBLI Intellectual Property Developments created, discovered, known, learned or invented by the Client as of the date of such creation, invention, discovery, fixation in a tangible media or, as applicable, reduction to practice, and (ii) further covenants and agrees to perform, at any time upon CBLI's request, all acts deemed necessary or desirable by CBLI to permit and assist CBLI in registering, recording, obtaining, maintaining, defending, enforcing and/or assigning CBLI's rights, title and interest in, to or under the CBLI Intellectual Property Developments in any and all countries.	Заказчика, при принятии мер, которые компания КБЛИ на достаточном основании определит необходимыми и/или подходящими для защиты или сохранения соответствующих Разработок интеллектуальной собственности КБЛИ; и (с) от своего имени, а также от имени своих соответствующих Аффилированных компаний, сотрудников, агентов и подрядчиков без дальнейшей компенсации, (i) настоящим переуступает, уступает, предоставляет, передает и возлагает на КБЛИ все права, права на имущество и вещные права во всем мире на, в отношении и по всем Разработкам интеллектуальной собственности КБЛИ, созданным, открытым, известным, освоенным или изобретенным Заказчиком в день создания, изобретения, открытия, фиксации на материальном средстве передачи информации или, согласно применению, внедрения в практику и (ii) далее обязывается и соглашается оформить в любое время по запросу КБЛИ все документы необходимые или требуемые компанией КБЛИ для получения разрешения и содействия КБЛИ в регистрации, фиксировании, получении, сохранении, защите, исполнении и/или переуступке прав, прав на имущество и вещных прав КБЛИ на, в отношении или по Разработкам интеллектуальной собственности КБЛИ во всех или любой стране.
8.6 CBLI Residual Knowledge. CBLI shall be free to use its general knowledge, skills and experience, and any ideas, concepts, know-how, and techniques that are acquired or used in the course of providing the Services (collectively "***Residual Knowledge***").	***8.6 Остаточные знания КБЛИ***. Компания КБЛИ должна свободно использовать свои общие знания, умения и опыт, и любые идеи, концепции, ноу-хау и технические приемы, получаемые или используемые в ходе предоставления Услуг (вместе называемые «***Остаточные знания***»).
9 Peer-Reviewed Publication.	***9 Публикации совместных разборов.***
9.1 First Right of Publication. While CBLI and Client recognize the traditional freedom of scientists to publish and present promptly the	***9.1 Первое право на публикацию***. Несмотря на то, что КБЛИ и Заказчик признают традиционную свободу ученых

results of their studies, CBLI and Client agree to cooperate on the publication strategy, and CBLI agrees that Client has the right of first publication on Results; provided, however, prior to making any publication, Client (a) must provide reasonable advance written notice to CBLI of Client's intent to publish any such Results (such notice including a description of the Results and subject matter Client intends to publish), and (b) obtain CBLI's agreement and approval of any such publication, such approval not to be unreasonably withheld or delayed.	немедленно публиковать и представлять результаты своих исследований, КБЛИ и Заказчик соглашаются сотрудничать в области политики относительно публикаций, и компания КБЛИ соглашается с тем, что Заказчик имеет право на первую публикацию Результатов; однако при условии, что перед любой публикацией Заказчик (а) должен предоставить соответствующее предварительное письменное извещение компании КБЛИ о намерении Заказчика опубликовать данные Результаты (включая описание Результатов и содержание, которое Заказчик намеревается опубликовать) и (b) получить согласие и утверждение данной публикации от КБЛИ, выдача данного согласия не должна удерживаться или задерживаться без разумных оснований.
9.2 Non-Disclosure. Client and CBLI also recognize that the Results or Deliverables can be jeopardized by public disclosure in a publication prior to the filing of suitable patent applications and that Confidential Information can be inadvertently disclosed in a publication. Therefore, subject to the terms set forth in Section 9.1, where the parties are not co-authors, each party will assure that all proposed publications arising from Research under this Agreement will be submitted to the other party at least sixty (60) days prior to submission to a publisher for review or publication. The reviewing party shall have thirty (30) days in which to review the publication, which upon written notice to the submitting party may be extended for an additional thirty (30) days when the reviewing party in order to file for patent protection or to delete Confidential Information.	***9.2 Неразглашение***. Заказчик и КБЛИ также признают, что Результаты или Конечные продукты могут быть подвергнуты риску при широком разглашении в публикации до регистрации надлежащих заявок на патент, и что в публикации может быть непреднамеренно раскрыта Конфиденциальная информация. Следовательно, в соответствии с условиями, указанными в Разделе 9.1, в случае, если стороны не являются соавторами, каждая сторона гарантирует, что все предполагаемые публикации, обусловленные Исследованиями по настоящему Соглашению, будут предоставлены другой стороне как минимум за шестьдесят (60) дней до предоставления издателю для изучения или публикации. Проверяющая сторона должна иметь в распоряжении тридцать (30) дней для проверки публикации, которые по письменному запросу в адрес стороны, передающей на рассмотрение, могут быть продлены еще на тридцать (30) дней для подачи заявки на патентную защиту или удаление Конфиденциальной информации проверяющей стороной.
9.3 Acknowledgment. Research material arising out of the Research and published by	***9.3 Признание***. В исследовательском материале, полученном в результате

Client will acknowledge the assistance and contribution of CBLI as well as, as applicable, CBLI's ownership rights of any CBLI Intellectual Property identified in the publication.	Исследований и опубликованном Заказчиком, должно присутствовать признание содействия и участия компании КБЛИ, а также, согласно применению, прав собственности КБЛИ на любую Интеллектуальную собственность КБЛИ, указанную в публикации.
10 Publicity. The terms of this Agreement and any Statement of Work will be confidential and will not be disclosed by either party except as required by law; provided, however, that Client may share them in confidence with its actual or future sublicensees, collaborators, investors and acquirers and CBLI may share them in confidence with its actual or future sublicensees, collaborators, investors and acquirers. During the term of this Agreement and for a reasonable time thereafter, both parties may use the other's name and logo in a press release, marketing material and/or advertisement ("***Marketing Material***") disclosing the existence of this Agreement but shall not disclose any of its subject matter, unless the other party first reviews and approves such Marketing Material, which approval shall not be unreasonably withheld or delayed by either party. Except for the foregoing, neither party will use the other's name for advertising or external publicity purposes without its consent, except that the parties may include in their promotional materials references to and quotations from publications of Results or Deliverables.	***10 Огласка.*** Условия настоящего Соглашения и любого Технического задания являются конфиденциальными и не подлежат разглашению любой из сторон за исключением случаев, кода это требуется по закону; однако при условии, что Заказчик может использовать их в конфиденциальном порядке со своими фактическими или будущими сублицензиатами, сотрудничающими сторонами, инвесторами и покупателями, и компания КБЛИ может использовать их в конфиденциальном порядке со своими фактическими или будущими сублицензиатами, сотрудничающими сторонами, инвесторами и покупателями. В течение срока действия настоящего Соглашения и некоторого разумного времени после его окончания обе стороны могут использовать название и логотип другой стороны в пресс-релизе, рекламном материале и/или рекламе («***Рекламный материал***»), раскрывая существование данного Соглашения, но не должны разглашать любой из предметов данного Соглашения, пока другая сторона сначала не проверит и не утвердит данный Рекламный материал; выдача данного утверждения не должна удерживаться или задерживаться без разумных оснований. За исключением вышесказанного, ни одна из сторон не должна использовать имя другой стороны в рекламных целях или в целях открытой огласки без ее разрешения, за исключением случаев, когда стороны могут включать в свои рекламные материалы ссылки и цитаты из публикаций Результатов или Конечных продуктов.
11 Confidentiality.	***11. Конфиденциальность.***
11.1 Defined. "***Confidential Information***" means all information, materials, methods,	***11.1 Определение.*** «***Конфиденциальная информация***» означает всю информацию,

procedures, techniques, strategies, policies, cell lines, molecules, compositions of matter, data activities and/or documents of a party and any other confidential information about or belonging to disclosing party's business, products, services, strategies, suppliers, licensors, licensees, agents, affiliates, customers, potential customers or others and: (a) is identified by the discloser as confidential; and (b) where disclosed orally, reduced to writing and identified as confidential by the discloser within thirty (30) days of such disclosure. Without limiting the foregoing, Client and CBLI Confidential Information, as applicable, shall also include applicable CBLI Intellectual Property. Notwithstanding anything to the contrary contained herein, any failure by the disclosing party to mark, identify or confirm the Confidential Information shall not relieve the receiving party of its obligations under this Section 11 where the receiving party knows or has reason to know that the information disclosed to it is Confidential Information.	материалы, методы, процедуры, технические приемы, стратегии, политики, клеточные линии, молекулы, композиции, активность данных и/или документы стороны и любую другую конфиденциальную информацию о или имеющую отношение к бизнесу, продукции, услугам, стратегиям, поставщикам, лицензиарам, лицензиатам, агентам, филиалам, заказчикам, потенциальным заказчикам разглашающей стороны или другое и: (a) обозначена разглашающей стороной как конфиденциальная; и (b) при устном разглашении, обращенная в письменную форму и обозначенная как конфиденциальная разглашающей стороной в течение тридцати (30) дней после данного разглашения. Без ограничения вышесказанного, Конфиденциальная информация Заказчика и КБЛИ, где это применимо, должна также включать соответствующую Интеллектуальную собственность КБЛИ. Несмотря на какую-либо противоречащую информацию, содержащуюся в настоящем документе, если разглашающая сторона не отмечает, не обозначает или не подтверждает Конфиденциальную информацию, это не освобождает получающую сторону от ее обязательств в соответствии с данным Разделом 11 , если получающая сторона знает или имеет основание знать о том, что разглашаемая информация является конфиденциальной.
11.2 Confidentiality Obligations. Neither party shall disclose, or permit to be disclosed, any Confidential Information to any third party without the disclosing party's prior written consent or except as expressly authorized hereunder. Neither party shall use or reproduce the Confidential Information except as necessary to perform its obligations hereunder. Each party shall take all reasonable precautions necessary to safeguard the confidentiality of the Confidential Information including, at a minimum, those precautions taken by such party to protect its own Confidential Information, which in no event shall be less than a reasonable degree of care. The receiving party shall restrict the	***11.2 Обязательства в отношении конфиденциальности.*** Ни одна из сторон не должна разглашать или давать разрешение на разглашение любой Конфиденциальной информации третьей стороне без предварительного письменного согласия разглашающей стороны или за исключением случаев, когда это прямо разрешено в соответствии с настоящим Соглашением. Ни одна из сторон не должна использовать или воспроизводить Конфиденциальную информацию, за исключением случаев, когда это необходимо для исполнения ее обязательств. Каждая сторона должна предпринять все разумные меры

possession, knowledge and use of Confidential Information to its employees, agents and subcontractors who have a need to know for purposes of this Agreement and are bound by confidentiality obligations no less stringent than those contained herein. The receiving party may disclose Confidential Information as required by law or court order, provided that the receiving party discloses only such information as is required by law and uses reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed. The receiving party promptly shall notify the disclosing party of any facts known to such party regarding any unauthorized disclosure or use of the Confidential Information. All Confidential Information shall remain the exclusive property of the disclosing party. The terms of this Section 11.2 shall survive for a period of five (5) years after any termination of this Agreement, except with respect to any information that constitutes a trade secret, in which case the terms of this Section 11.2 shall survive for so long as such information continues to constitute a trade secret, but in no event for a period of less than five (5) years after any termination of this Agreement.	предосторожности необходимые для защиты секретности Конфиденциальной информации, включая, но не ограничиваюсь ими, меры предосторожности, предпринятые данной стороной для защиты ее собственной Конфиденциальной информации, которые должны быть разумной степени осторожности, но никак не меньшей. Получающая сторона должна ограничить владение, знание и использование Конфиденциальной информации до своих сотрудников, агентов и субподрядчиков, которым требуется знать ее в целях настоящего Соглашения, и которые связаны обязательствами в отношении конфиденциальности в той же степени, как это указано в настоящем документе. Получающая сторона может разглашать Конфиденциальную информацию, если это требуется по закону или распоряжению суда при условии, что получающая сторона разглашает только ту информацию, которая требуется по закону, и прилагает все разумные усилия для обеспечения обращения с Конфиденциальной информацией, разглашенной таким образом, в конфиденциальном порядке. Получающая сторона должна немедленно уведомить разглашающую сторону о фактах известных данной стороне относительно несанкционированного разглашения или использования Конфиденциальной информации. Вся Конфиденциальная информация должна оставаться исключительной собственностью разглашающей стороны. Условия данного Раздела 11.2 должны оставаться в силе в течение пяти (5) лет после окончания действия настоящего Соглашения, за исключением случаев в отношении информации, которая является коммерческой тайной, где условия данного Раздела 11.2 должны оставаться в силе, пока данная информация остается коммерческой тайной, но ни в коем случае этот период не должен составлять менее пяти (5) лет после окончания срока настоящего Соглашения.
11.3 Use of Confidential Information. During the Term, each party will use the other	***11.3 Использование конфиденциальной информации.*** В течение Срока действия

party's Confidential Information solely for the purpose of conducting the Services under the applicable Statement of Work; provided, however, except as otherwise expressly provided herein and subject to Section 11.2 above and Section 11.4 below, each party shall immediately stop the use of and shall not use the other party's Confidential Information after the date of the expiration or termination of this Agreement.	каждая сторона должна использовать Конфиденциальную информацию другой стороны исключительно в целях исполнения Услуг в соответствии с применимым Техническим заданием; однако при условии что, за исключение тех случаев, где прямо предусмотрено иное в настоящем документе и в соответствии с Разделом 11.2 выше и Разделом 11.4 ниже, каждая сторона должна немедленно приостановить использование и не должна использовать Конфиденциальную информацию другой стороны после даты истечения срока и расторжения настоящего Соглашения.
11.4 Physical Protection and Return of Confidential Information. During the Term and for a period of five (5) years thereafter, except with respect to any information that constitutes a trade secret, in which case the terms of this Section 11.4 shall survive for so long as such information continues to constitute a trade secret, but in no event for a period of less than five (5) years after the date of any termination or expiration of this Agreement, each party shall exercise reasonable precautions to physically protect the integrity and confidentiality of the other party's Confidential Information. Upon the sooner of the expiration or termination of this Agreement or the conclusion of the Services under the applicable Statement of Work, each party shall, in accordance with the other party's instructions, return to the other party, or destroy at the other party's option with written certification of such destruction sent to the other party's mailing address for correspondence, all unused Confidential Information of the other party.	***11.4 Физическая защита и возврат конфиденциальной информации.*** В течение Срока действия и пяти (5) лет после него, за исключением случаев в отношении любой информации, которая является коммерческой тайной, где условия данного Раздела 11.4 должны оставаться в силе, пока эта информация остается коммерческой тайной, но ни в коем случае этот период не должен быть менее пяти (5) лет после даты расторжения или истечения срока действия настоящего Соглашения, каждая сторона должна предпринять разумные меры предосторожности для физической защиты целостности и секретности Конфиденциальной информации другой стороны. После истечения срока действия или расторжения настоящего Соглашения или окончания предоставления Услуг по соответствующему Техническому заданию, каждая сторона должна в соответствии с инструкциями другой стороны вернуть другой стороне или уничтожить, по усмотрению другой стороны, с письменным удостоверением данного уничтожения, направленным на почтовый адрес для корреспонденции другой стороны, всю неиспользованную Конфиденциальную информацию другой стороны.
11.5 Injunctive Relief. Each party acknowledges that its breach of this Article 11 may cause irreparable injury to the party disclosing its Confidential Information and that such disclosing party may not be made whole	***11.5 Судебный запрет.*** Каждая сторона признает, что нарушение ею данной Статьи 11 может привести к нанесению непоправимого ущерба стороне, разглашающей свою Конфиденциальную

by monetary damages. It is agreed accordingly that each party, in addition to any other remedy to which it is entitled, shall be entitled to seek and obtain injunctive and other equitable relief as a court of competent jurisdiction may order to prevent breaches of, and to compel specific performance of, the obligations of this Article 11. Each party hereby waives any requirement for the securing or posting of any bond in connection with any such remedy. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Article 11 but shall be in addition to all other remedies available at law or equity.	информацию, и что данная разглашающая сторона может понести не только денежный ущерб. Достигнута соответствующая договоренность о том, что каждая сторона, в добавление к любым другим средствам защиты права, на которые она имеет право, имеет право на требование и получение судебного запрета и другого вида судебной защиты по справедливости, так как суд надлежащей юрисдикции может дать распоряжение относительно предотвращения нарушения обязательств по настоящей Статье 11 и принудить к их реальному исполнению. Каждая сторона настоящим отказывается от требования к обеспечению или учету любого денежного обязательства в связи с данным средством защиты права. Данные средства защиты права не должны считаться единственными средствами защиты права в отношении нарушения данной Статьи 11, но должны использоваться в дополнение ко всем остальным средствам защиты права, имеющимся по закону или праву справедливости.
11.6 Limitations. Neither party shall have any confidentiality obligation with respect to any information that: (a) is public knowledge at the time of disclosure; (b) was demonstrably known by the receiving party before disclosure by the disclosing party, (c) becomes public knowledge or otherwise known to the receiving party after such disclosure, other than by breach of a confidentiality obligation; or (d) is independently developed by the receiving party by persons without use of such Confidential Information.	***11.6 Ограничения***. Ни одна из сторон не имеет обязательств, связанных с конфиденциальностью, в отношении информации, которая: (a) является общедоступными знаниями на момент разглашения; (b) очевидно была известна получающей стороне до разглашения разглашающей стороной, (c) стала общедоступными знаниями или известной иным способом получающей стороне после данного разглашения, за исключением случаев, при которых было нарушено обязательство, связанное с конфиденциальностью; или (d) независимо разработана получающей стороной лицами без использования данной Конфиденциальной информации.
11.7 Non-disclosure of Agreement Terms. Neither party shall disclose the terms of this Agreement or any Statement of Work without the prior written consent of the other party, except that each party may: (a) make such disclosures as are necessary to comply with applicable laws, rules and regulations or as necessary to enforce this Agreement; and (b)	***11.7 Неразглашение условий соглашения.*** Ни одна из сторон не должна разглашать условия настоящего Соглашения или любого Технического задания без предварительного письменного согласия другой стороны, за исключением случаев, когда каждая сторона может: (a) разглашать данную информацию, если это необходимо

disclose the terms of this Agreement to such party's auditors, attorneys, bankers or investment bankers as necessary for their rendition of services to such party.	для подчинения применяемым законам, правилам и положениям, или необходимо для обеспечения соблюдения настоящего Соглашения; и (b) разглашать условия настоящего Соглашения аудиторам, адвокатам, банкирам или инвестиционным банкирам данной стороны, если это необходимо для предоставления их услуг данной стороне.
12 Indemnification. It is understood that CBLI and its Affiliates take no responsibility for the use that Client makes of CBLI's Intellectual Property, Deliverables and/or Services at Client's expense. Client shall indemnify, defend and hold CBLI and CBLI Affiliates rendering services hereunder harmless from any and all liability, losses, damage cost or expense ("***Liabilities***"), including, without limitation, reasonable attorneys' fees arising from, in connection with, or relating to: (a) Client's use of Services rendered and/or CBLI Intellectual Property, CBLI Intellectual Property Developments or Deliverables provided by CBLI, CBLI Affiliate, or CBLI subcontractor hereunder or (b) any Liabilities arising from breach of applicable law, errors, omissions, misconduct or negligence of Client or Client's Affiliates except Client shall not be responsible to defend, indemnify or hold CBLI or any CBLI Affiliate or CBLI subcontractor harmless with respect to any Liabilities solely up to the amount that any losses arise from or out of CBLI or CBLI's Affiliates intentional misconduct, negligence or breach of applicable law.	***12 Возмещение ущерба.*** Подразумевается, что компания КБЛИ и ее Аффилированные компании не берут на себя ответственность за использование Заказчиком Интеллектуальной собственности, Конечных продуктов и/или Услуг КБЛИ за счет Заказчика. Заказчик должен гарантировать возмещение ущерба, защищать и освобождать компанию КБЛИ и Аффилированные компании КБЛИ, предоставляющие услуги по настоящему Соглашению, от всей и любой ответственности, убытков, затрат и расходов, связанных с ущербом («***Ответственность***»), включая без ограничения обоснованные вознаграждения адвокатов, возникающих из, в связи с или относительно следующего: (а) использование Клиентом предоставленных Услуг и/или Интеллектуальной собственности КБЛИ, Разработок интеллектуальной собственности КБЛИ или Конечных продуктов, предоставленных компанией КБЛИ, Аффилированной компанией КБЛИ или субподрядчиком КБЛИ по настоящему Соглашению или (b) любая Ответственность, обусловленная нарушением действующего законодательства, ошибками, упущениями, неправомерным поведением или халатностью Заказчика или Аффилированных компаний Заказчика, за исключением случая, когда Заказчик не должен отвечать за защиту, возмещение ущерба или освобождение компании КБЛИ или любой Аффилированной компании КБЛИ или субподрядчика КБЛИ в отношении Ответственности исключительно в том объеме, в котором убытки обусловлены намеренным неправомерным поведением, халатностью или нарушением действующего

	законодательства компанией КБЛИ или Аффилированными компаниями КБЛИ.
13 Termination.	*13 Прекращение действия Соглашения.*
13.1 Termination for Convenience. Either party may terminate any Statement of Work at any time upon thirty (30) days written notice to the other party ("***Cancellation Notice Period***"). Notwithstanding the foregoing, upon any such termination by Client, , Client promptly shall pay to CBLI all fees and other amounts due and owing under this Agreement and the applicable Statement(s) of Work for Services rendered and expenses incurred as of the effective date of termination.	***13.1 Расторжение по инициативе одной из сторон.*** Любая сторона может расторгнуть любое Техническое задание в любое время при предоставлении другой стороне предварительного письменного уведомления за тридцать (30) дней до расторжения («***Срок для аннулирования***»). Несмотря на вышесказанное при данном расторжении Соглашения Заказчиком он должен немедленно выплатить компании КБЛИ все сборы и другие суммы, подлежащие выплате и неуплаченные по настоящему Соглашению и применяемому (применяемым) Техническому (-им) заданию (-ям) за предоставленные услуги и понесенные расходы на фактическую дату расторжения Соглашения.
13.2 Termination for Cause. In addition to CBLI's termination rights pursuant to Section 8.3.2, either party shall be entitled to terminate this Agreement and/or any Statement of Work in the event of any material breach by the other party (including but not limited to any failure by Client to make payments when due and material delays in Service delivery by CBLI) if such breach is not cured within thirty (30) days after receipt of written notice thereof or within ten (10) days after receipt of such notice if such breach relates to the payment of fees or other amounts owed by Client. Upon any such termination by Client, Client promptly shall pay to CBLI all fees and other amounts due and owing under this Agreement and the applicable Statement(s) of Work for Services rendered and expenses incurred as of the effective date of termination. In the event of termination by Client, Client shall also pay CBLI for other costs directly incurred by CBLI activities necessary as a result from such early termination, and approved in writing and in advance by Client. Upon any such termination by CBLI, Client promptly shall reimburse pay to CBLI the fees for all Services scheduled to	***13.2 Расторжение Соглашения по причине***. В добавление к правам на расторжение Соглашения компании КБЛИ в соответствии с Разделом 8.3.2, любая сторона должна иметь право на расторжение настоящего Соглашения и/или Технического задания в случае существенного нарушения другой стороной (включая без ограничения любое неисполнение платежных обязательств Заказчиков в надлежащий срок и несоблюдение материальных сроков оказания услуг компанией КБЛИ), если данное нарушение не устранено в течение тридцати (30) дней после получения письменного уведомления об этом или в течение десяти (10) дней после получения данного уведомления, если такое нарушение относится к выплате сборов или других сумм, подлежащих оплате Заказчиком. При таком расторжении Соглашения Заказчиком он должен немедленно выплатить компании КБЛИ все сборы и другие суммы, подлежащие выплате и неуплаченные по настоящему Соглашению и применяемому

be rendered pursuant to the applicable Statement(s) of Work.	(применяемым) Техническому (-им) заданию (-ям) за предоставленные услуги и понесенные расходы на фактическую дату расторжения Соглашения. В случае расторжения Заказчиком он должен также компенсировать компании КБЛИ другие затраты, напрямую понесенные при проведении компанией КБЛИ необходимых мероприятий в результате такого досрочного расторжения и утвержденные в письменном виде и заблаговременно Заказчиком. При таком расторжении компанией КБЛИ Заказчик должен немедленно вернуть компании КБЛИ сборы за все Услуги, запланированные для предоставления в соответствии с применяемым (-и) техническим (-и) заданием (-ями).
13.3Immediate Termination of Client Rights Upon Termination. Upon the earlier of the termination or expiration of this Agreement or an applicable Statement(s) of Work, the Limited License and any rights and/or licenses provided to Client under this Agreement or the applicable Work Order(s), as applicable, not expressly surviving such termination or expiration hereby immediately terminate and Client shall promptly return any and all copies of any and all CBLI Pre-Existing Intellectual Property and/or other CBLI Intellectual Property in Client's possession or under its control to CBLI or at CBLI's instructions shall destroy such CBLI Pre-Existing Intellectual Property and/or other CBLI Intellectual Property, and Client shall provide CBLI written representations that Client no longer possess any CBLI Pre-Existing Intellectual Property and/or CBLI Intellectual Property. However, upon the earlier Termination of this Agreement for any reason the Client acquires the right of ownership on intermediate Service Deliverables, including all the reports, materials transferred while providing Service and paid for by the Client.	***13.3 Немедленное прекращение действия прав Заказчика при расторжении Соглашения.*** При досрочном расторжении или истечении срока действия настоящего Соглашения или применяемого (-ых) Технического (-их) задания (-ий) Ограниченная лицензия и любые права и/или лицензии, предоставленные Заказчику по настоящему Соглашению или применяемым (-и) Нарядом (-ами) на выполнение работ, согласно применению, не продолжающие свое действие после расторжения или истечения срока действия настоящего Соглашения, немедленно прекращаются, и Заказчик должен немедленно вернуть все и любую из копий всей и любой Ранее существующей интеллектуальной собственности КБЛИ и/или другой Интеллектуальной собственности КБЛИ, находящейся во владении Заказчика или под его управлением, компании КБЛИ, или по указанию компании КБЛИ, должен уничтожить такую Ранее существующую интеллектуальную собственность КБЛИ и/или другую Интеллектуальную собственность КБЛИ, и Заказчик должен предоставить компании КБЛИ письменные заявления о том, что Заказчик больше не владеет какой-либо Ранее существующей интеллектуальной собственностью КБЛИ и/или другой Интеллектуальной собственностью КБЛИ. Однако, при

	досрочном расторжении настоящего Соглашения по любой причине Заказчик приобретает право собственности на промежуточный результат оказания Услуг, включая все отчеты, материалы, переданные в рамках оказания Услуг и оплаченные Заказчиком.
13.4 Survival. Termination of a Statement of Work shall not result in a termination of the entire Agreement unless so stated in the termination notice. Notwithstanding anything to the contrary contained herein, the provisions of Articles 1, 5, 6, 7, 8.2, 8.4-8.7 and 11-17 shall survive any termination of this Agreement.	***13.4 Сохранение действия***. Расторжение Технического задания не должно приводить к расторжению всего Соглашения, если это не указано в извещении о расторжении. Несмотря на какую-либо противоречащую информацию, содержащуюся в настоящем документе, положения Статей 1, 5, 6, 7, 8.2, 8.4-8.7 и 11-17 должны продолжать свое действие после расторжения настоящего Соглашения.
14 Assignment - Subcontractors. Neither party shall, without the prior written consent of the non-assigning party, which shall not be unreasonably withheld or delayed, assign this Agreement or any rights or obligations hereunder, whether by operation of law or otherwise, except that no such consent is needed for any assignment to any entity that acquires all or substantially all of the assets of that party or to any successor in a merger or acquisition of that party, provided that any such assignment by Client shall in no way expand the scope of Services to be performed or the costs to be incurred by CBLI under this Agreement or any applicable Statement of Work. Notwithstanding the foregoing, CBLI shall be entitled to retain from time to time, in CBLI's sole discretion, the services of subcontractors to provide Services under this Agreement. Fees for such subcontractors shall be applied to and paid by Client as part of the fees paid to CBLI hereunder. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the permitted successors and assigns of the parties.	***14. Уступка - Субподрядчики.*** Ни одна из сторон не должна без предварительного письменного согласия не уступающей стороны, выдача которого не должна удерживаться или задерживаться без разумных оснований, уступать настоящее Соглашение или любые права или обязательства по нему, в силу закона или иным способом, за исключением случаев, когда данное согласие не требуется для уступки предприятию, которое приобретает все или почти все активы данной стороны или правопреемнику при слиянии или приобретении данной стороны при условии, что любая такая уступка Заказчиком ни в коем случае не должна увеличивать объем выполняемых Услуг или затрат компании КБЛИ по настоящему Соглашению или любого применяемого Технического задания. Несмотря на вышесказанное, компания КБЛИ должна иметь право время от времени исключительно по своему усмотрению использовать услуги субподрядчиков для обеспечения Услуг по настоящему Соглашению. Сборы этих субподрядчиков должны применяться к Заказчику и оплачиваться им как часть сборов, выплачиваемых компании КБЛИ по настоящему Соглашению. В соответствии с вышесказанным, настоящее Соглашение должно быть

	обязательным для исполнения и быть выгодным для разрешенных наследников и правопреемников сторон.
15 Notices. All notices or approvals required or permitted hereunder shall be in writing and shall be deemed to have been given upon: (a) receipt if sent by certified or registered mail, postage prepaid, return receipt requested; (b) delivery if sent by a courier service that confirms delivery in writing; or (c) the date sent by facsimile, with a confirmation copy sent via national overnight courier, in each case addressed as follows: (x) if to Client, then to the address set forth on the first page of this Agreement; or (y) if to CBLI, then to: CBLI Diagnostics, LLC at 4041 Forest Park Avenue, St. Louis, MO 63108. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.	***15 Извещения.*** Все извещения или утверждения, требуемые или разрешенные по настоящему Соглашению, должны быть оформлены в письменном виде и считаться полученными: (a) при получении, если отправлены ценным или заказным письмом с предварительной оплатой почтовых расходов с уведомлением о вручении; (b) при доставке, если отправлены через курьерскую службу, подтверждающую доставку в письменном виде; или (c) в день отправления по факсу, с подтверждающей копией, направленной через национальную курьерскую службу доставки на следующий день, в каждом случае направленные на следующие адреса: (x) если Заказчику, то на адрес, указанный на первой странице настоящего Соглашения; или (y) если компании КБЛИ, то на адрес: КБЛИ Diagnostics, LLC, 4041 Forest Park Avenue, St. Louis, MO 63108. Каждая сторона может изменить свой адрес для данного обмена информацией, направив уведомление об этом другой стороне в соответствии с настоящим Разделом.
16 Dispute Resolution. Promptly after the written request of either party, each of the parties shall appoint a designated representative to meet in person or by telephone to attempt in good faith to resolve any dispute. If the designated representatives do not resolve the dispute within thirty (30) days of such request, then an executive officer of each party shall meet in person or by telephone to review and attempt to resolve the dispute in good faith. The executive officers shall have ten (10) days to attempt to resolve the dispute. Any disputes that are not otherwise resolved by the parties shall be submitted to binding arbitration in Buffalo, New York in accordance with the then-prevailing rules of the American Arbitration Association. Before entering into arbitration, the parties shall each appoint an arbitrator, and these two arbitrators shall select a third arbitrator to be a member of the panel. Should the two arbitrators not be able to agree on a	***16. Урегулирование споров.*** Немедленно после получения письменного запроса одной из сторон каждая сторона должна назначить уполномоченного представителя для встречи лично или по телефону с целью попытки честного урегулирования любого спора. Если уполномоченный представитель не разрешает спор в течение тридцати (30) дней после получения такого запроса, то административные лица каждой стороны должны встретиться лично или по телефону для изучения и попытки честно урегулировать спор. Административные лица имеют в распоряжении десять (10) дней для попытки урегулировать спор. Все споры, которые не разрешены сторонами иным способом, должны быть переданы на обязательный арбитраж в Буффало, штат Нью-Йорк, в соответствии с текущими принятыми правилами Американской арбитражной ассоциации. До обращения в

choice of the third, then the American Arbitration Association shall make the appointment of a person who is neutral to the parties. None of the arbitrators shall be officers or employees of the parties. Such arbitrators shall have a background or training in biomedical technologies, companies and markets. The arbitrators shall have the right to award costs, fees and expenses, including but not limited to the arbitrators' fees and reasonable attorneys' fees, to the prevailing party. Each party hereby waives its right to a trial by jury for any disputes between the parties. Notwithstanding anything contained in this Section 16 and/or this Agreement to the contrary, the parties shall be entitled to seek injunctive or other equitable relief with regard to claims related to intellectual property rights and/or confidentiality obligations whenever the facts or circumstances would permit a party to seek such equitable relief in a court of competent jurisdiction.	арбитраж каждая сторона должна назначить арбитра, и эти два арбитра должны выбрать третьего арбитра в качестве члена арбитражной комиссии. Если два арбитра не могут согласовать выбор третьего, то Американская арбитражная ассоциация должна назначить лицо нейтральное для сторон. Ни один из арбитров не должен являться служащим или сотрудником сторон. Данные арбитры должны иметь квалификацию или подготовку в области биомедицинских технологий, компаний и рынков. Арбитры должны иметь право присуждать судебные издержки, сборы и расходы, включая без ограничения гонорары арбитров и разумные вознаграждения адвокатов стороны, выигравшей дело. Каждая сторона настоящим отказывается от права на слушание дела в суде присяжных относительно споров между сторонами. Несмотря на наличие противоречий в содержании настоящего Раздела 16 и/или настоящего Соглашения, стороны должны иметь право на требование судебного запрета или иного средства судебной защиты по праву справедливости относительно претензий, относящихся к правам на интеллектуальную собственность и/или обязательствам, связанных с конфиденциальностью всякий раз, когда факты или обстоятельства позволяют стороне требовать такое средство судебной защиты по праву справедливости в суде надлежащей юрисдикции.
17 Miscellaneous.	***17 Разное.***
17.1 Independent Parties; No Authority to Bind. The relationship of CBLI and Client is that of independent contractors. Neither party nor their employees are agents, partners, employers, employees, joint venturers, have any other kind of relationship with the other party. Neither party shall have any authority to bind the other party to any obligation by contract or otherwise.	***17.1 Независимые стороны; Отсутствие права налагать обязательства.*** Отношения компании КБЛИ и Заказчика являются отношениями независимых подрядчиков. Ни одна из сторон, ни их сотрудники не являются агентами, партнерами, работодателями, сотрудниками, участниками совместных предприятий, которые имеют другие отношения с другой стороной. Ни одна из сторон не имеет права налагать обязательства контрактом или иным

	способом на другую сторону.
17.2 ***Governing Law.*** This Agreement will in all events and for all purposes shall be governed by the laws of the State of New York, irrespective of its choice of law principles that would dictate the application of the law of another jurisdiction. The parties hereby agree to exclude, waive and opt-out of any application of the United Nations Convention of Contracts for the International Sale of Goods.	***17.2 Применимое право.*** Настоящее Соглашение во всех случаях и для всех целей должно регулироваться законами штата Нью-Йорк, независимо от выбора принципов закона, которые бы предписывали применение законодательства иной юрисдикции. Стороны настоящим соглашаются исключить, отказаться от права и участия в применении Конвенции ООН по контрактам на международную продажу товаров.
17.3 Severability; Enforcement; No Waiver. If any provision of this Agreement shall be deemed invalid or unenforceable, in whole or in part, in any jurisdiction, it will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision and this Agreement shall be deemed amended to delete or modify, as necessary, the invalid or unenforceable provision to render it valid, enforceable and, insofar as possible, consistent with the original intent of the parties. The failure of a party to require performance of any obligations of the other party hereunder shall not be deemed a waiver and shall not affect its right to enforce any provision of this Agreement at a subsequent time.	***17.3 Частичная недействительность; Принудительное исполнение; Отсутствие требований.*** Если любое положение настоящего Соглашения должно считаться недействительным или не имеющим законной силы, полностью или частично, в любой юрисдикции, это не должно повлиять на действительность и законность остальных условий и положений настоящего Соглашения, или действительность или законность нарушающего условия или положения, и настоящее Соглашение должно считаться поправленным с целью удаления или изменения, согласно необходимости, недействительного положения или положения, лишенного законной силы, для того, чтобы оно стало действительным, законным и, насколько это возможно, соответствующим первоначальному намерению сторон. Отсутствие требований стороны относительно исполнения обязательств другой стороны по настоящему Соглашению не должно считаться отказом, и не должно влиять на ее право приводить любое положение настоящего Соглашения в исполнение впоследствии.
17.4 Construction; Headings. Titles and headings to sections in this Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Agreement. If an ambiguity or question of intent arises, this Agreement shall	***17.4 Толкование; Заголовки.*** Заглавия и заголовки разделов в настоящем Соглашении введены только для удобства ссылки и не влияют на толкование или объяснение настоящего Соглашения. При возникновении неоднозначности или

be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement. The terms "herein," "hereof," "hereunder" and similar expressions refer to this Agreement and not to any particular section or other portion hereof.	вопроса о намерении настоящее Соглашение должно толковаться так, как будто оно было составлено совместными усилиями сторон, и не должно возникать никаких оснований для предположения или обязанности доказывания, одобряющих или не одобряющих любую из сторон на основании авторства положений настоящего Соглашения. Термины «в данном документе», «данного документа», «по данному документу» и подобные выражения относятся к настоящему Соглашению, а не к конкретному разделу или его части.
17.5 Counterparts. This Agreement and any Statements of Work entered into hereunder may be executed in one or more duplicate counterparts, each of which shall be deemed an original, but which collectively shall constitute one and the same instrument.	***17.5 Экземпляры Соглашения***. Настоящее Соглашение и любые Технические задания, составленные по настоящему документу, могут быть составлены в одном или нескольких экземплярах, каждый из которых должен считаться оригиналом, но которые вместе составляют один и тот же документ.
17.6 Amendment. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by both parties to be bound thereby.	***17.6 Поправка***. В любое условие или положение настоящего Соглашения могут быть внесены поправки, и соблюдение любого условия настоящего Соглашения может быть исключено только при оформлении письменного документа, подписанного обеими сторонами, связанными обязательствами в связи с этим.
17.7 Force Majeure. Except with respect to payment obligations hereunder, neither party shall be liable for failure or delay in performing any of its obligations under this Agreement if the failure or delay results from any natural disaster, act of war or terrorism, is required in order to comply with any governmental regulation, request or order, or is necessitated by other circumstances beyond the reasonable control of the party so failing or delaying. Notwithstanding the above, strikes, work stoppage or slowdown, and labor disputes, whether or not such labor event is in the control of the parties, shall not constitute an excusable delay for either party under this Agreement. Each party agrees to notify the other party promptly of any factor, occurrence or event	***17.7 Форс-Мажор***. За исключением случаев в отношении платежных обязательств по настоящему Соглашению ни одна из сторон не отвечает за невыполнение или задержку исполнения своих обязательств по настоящему Соглашению, если невыполнение или задержка являются результатом стихийного бедствия, военных или террористических действий, требуются для выполнения правительственного постановления, требования или указания, или вызваны иными обстоятельствами за пределами разумного контроля стороны, не выполняющей или задерживающей выполнение своих обязательств. Несмотря на вышесказанное, забастовки,

coming to its attention that may affect its ability to meet its obligations under this Agreement.	приостановка или снижение темпа работы и трудовые конфликты, независимо от того, находится ли данная ситуация под контролем сторон или нет, не должна являться причиной задержки для каждой из сторон по настоящему Соглашению. Каждая сторона соглашается немедленно уведомить другую сторону о предстоящем факторе, случае или событии, которое может повлиять на ее способность исполнять свои обязательства по настоящему Соглашению.
17.8 Entire Agreement. This Agreement, together with all Statements of Work entered into hereunder, constitute the entire understanding and agreement of the parties, whether written or oral, and supersedes all prior and contemporaneous agreements or understandings between the parties with respect to the Services and Deliverables to be furnished by CBLI hereunder. In the event of any conflict between the provisions of this Agreement and a Statement of Work, the terms and conditions of this Agreement shall prevail, provided that the parties may agree in a Statement of Work to supersede the terms of this Agreement by specifically identifying and approving in the applicable Statement of Work the specific terms to be superseded, in which case such terms shall govern only with respect to that particular Statement of Work. Any terms set forth on a purchase order or other written documentation provided by Client are hereby rejected and shall not be binding on CBLI.	***17.8 Полнота Соглашения.*** Настоящее Соглашение вместе со всеми Техническими заданиями, составленными по настоящему документу, составляют полноту соглашения сторон, в письменном или устном виде, и заменяет все предварительные и одновременные соглашения между сторонами относительно Услуг и Конечных продуктов, предоставляемых компанией КБЛИ по настоящему Соглашению. В случае возникновения противоречий между положениями настоящего Соглашения и Технического задания, условия и положения настоящего Соглашения должны иметь преимущественное значение при условии, что стороны могут соглашаться в Техническом задании о замене условий настоящего Соглашения путем специального указания и утверждения в соответствующем Техническом задании конкретных заменяемых условий; в данном случае такие условия должны регулировать исполнение только в отношении данного конкретного Технического задания. Любые условия, указанные в заказе на закупку или другом письменном документе, предоставленном Заказчиком, настоящим отклоняются и не должны быть обязательными для исполнения компанией КБЛИ.
IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives as of the Effective	**В УДОСТОВЕРЕНИЕ ЧЕГО**, стороны в отношении настоящего Соглашения, намеревающиеся законно быть связанными обязанностями составили настоящее Соглашение, которое должно быть

Date. 6/1/10	исполнено их уполномоченными представителями на Дату вступления в силу.
CLEVELAND BIOLABS, INC. By: ____________ Name: Jack Marhofer Title: CFO	INCURON, LLC By: ____________ Name: Andrey Leonov Title: CEO
КЛИВЛЕНД БИОЛЭБС, ИНК. Подписал: ____________ Имя: Джек Мархофер Должность: Финансовый Директор	ООО «ИНКУРОН» Подписал: ____________ Имя: Андрей Леонов Должность: Исполнительный Директор

[NTD: REVIEW AND REVISE CAREFULLY] **SCHEDULE 1** **RESEARCH SERVICES**	**[ПРИМЕЧАНИЕ К ПРОЕКТУ: ПОДЛЕЖИТ ТЩАТЕЛЬНОМУ ИЗУЧЕНИЮ И ПРОВЕРКЕ]** **ПРИЛОЖЕНИЕ 1** **ИССЛЕДОВАТЕЛЬСКИЕ УСЛУГИ**

Cleveland BioLabs, Inc.

By: ____________
Name: Jack Marhofer
Title: Chief Financial Officer
Date: June 1, 2010
Кливленд БиоЛэбс, Инк.

Подписал: ____________
Имя: Джек Мархофер
Должность: Финансовый Директор

Incuron, LLC

By: ____________
Name: Andrey Leonov
Title: CEO
Date: ________, 2010
ООО «Инкурон»

Подписал: ____________
Имя: Андрей Леонов
Должность: Исполнительный Лиректор

Дата: June1, 2010

Дата: ________, 20

Schedule 2 Change Order (Example)	ПРИЛОЖЕНИЕ 2 РАСПОРЯЖЕНИЕ О ВНЕСЕНИИ ИЗМЕНЕНИЙ (ПРИМЕР)
Upon execution hereof, this Change Order shall amend and supersede the terms of that certain Statement of Work between CBLI and Client dated as of June1, 2010("*Statement of Work*") with respect to the subject matter hereof.	При исполнении настоящего документа настоящее Распоряжение о внесении изменений должно изменить и заменить условия конкретного Технического задания между компанией КБЛИ и Заказчиком от ________, 20__ («*Техническое задание»*") в отношении предмета настоящего документа.
[INSERT REVISED TERMS]	[ВНЕСТИ ИЗМЕНЕННЫЕ УСЛОВИЯ]
Effect of Change Order. Except as expressly amended herein, the terms of the Statement of Work shall remain unchanged and in full force and effect. This Change Order shall be subject to the terms and conditions of that certain Consulting Services Agreement between CBLI and Client.	**Юридическая сила Распоряжения о внесении изменений**. За исключением случаев, когда поправки прямо внесены в настоящий документ, условия технического задания должны оставаться без изменений и в полной силе. Настоящее Распоряжение о внесении изменений подчиняется условиям и положениям конкретного Соглашения о консультационных услугах между КБЛИ и Заказчиком.
IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Change Order as of the date signed below by an authorized representative of CBLI.	**В УДОСТОВЕРЕНИЕ ЧЕГО**, стороны в отношении настоящего Соглашения, намеревающиеся законно быть связанными обязанностями составили настоящее Распоряжение о внесении изменений в день, когда поставлена подпись ниже уполномоченным представителем КБЛИ.

CLEVELAND BIOLABS, INC.

By: [signature]
Name: Jack Marhofer
Title: CFO
Date: June 1, 2010
КЛИВЛЕНД БИОЛЭБС, ИНК.

Подписал: [signature]
Имя: Jack Marhofer
Должность: CFO
Дата: June 1, 2010

INCURON, LLC

By: [signature]
Name: Andrei A. Leonov
Title: CEO
Date: ________
ООО «ИНКУРОН»

[Stamp: Общество с ограниченной ответственностью "Инкурон" LLC "Incuron" ОГРН 1077460023550 Москва]

Подписал: [signature]
Имя: Андрей А. Леонов
Должность: Исполнительный Директор
Дата: